UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

FORLINK SOFTWARE CORPORATION, INC.

   (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

INFORMATION STATEMENT
OF
FORLINK SOFTWARE CORPORATION, INC.
9F Fang Yuan Mansion, No. 56, ZhongGuanCun South Road Yi
Haidian District, Beijing, 100044
People’s Republic of China

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The actions described in this Information Statement have already been approved by our majority stockholder.
A vote of the remaining stockholders is not necessary.

This Information Statement is first being furnished on or around February 19, 2007 to the stockholders of record as of the close of business on January 30, 2007 of the common stock of Forlink Software Corporation, Inc., a Nevada corporation (the “Company”).

A total of four stockholders holding 55,060,000 shares of the Company’s issued and outstanding shares of common stock that are entitled to vote on the matters described in this information statement, have consented in writing to the actions described below. The shares of the Company’s capital stock entitled to vote on these actions are referred to in this information statement as the “Voting Shares.” Such approval and consent constitute the approval and consent of holders of a majority of the total number of the Voting Shares and are sufficient under the Nevada Revised Statutes and the Company’s Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this information statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY
CONSENTING STOCKHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of the Company’s common and preferred stock.

The Company will only deliver one information statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this information statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Forlink Software Corporation, Inc.
9F Fang Yuan Mansion, No. 56, ZhongGuanCun South Road Yi
Haidian District, Beijing, 100044
People’s Republic of China
Tel: 8610-8802-6368

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation does not authorize cumulative voting for this matter. As of the record date, the Company had 89,924,707 voting shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting majority stockholders are the record and beneficial owners of a total of 55,060,000 shares of the Company’s common stock, which represents approximately 61.2% of the total number of Voting Shares. Pursuant to Nevada Revised Statutes, Section 78.320(2), the consenting majority stockholders voted in favor of the actions described herein in a written consent, dated January 25, 2007, attached hereto as Exhibit 1. No consideration was paid for their consent. The consenting stockholders’ names, affiliation with the Company and its beneficial holdings are as follows:

Name	Affiliation	Voting Shares	Percentage
He Yi	Chief Executive Officer, President & Chairman of the Board of Directors	25,800,000	26.3%
Lam Honkeung	Chief Financial Officer, Chief Accounting Office, Secretary and Director	10,500,000	10.7%
Zeng Jing	Stockholder	5,760,000	5.9%
Statelink International Group, Ltd.	Stockholder	13,000,000	13.2%
TOTAL		55,060,000	61.2%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS’ RIGHT OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 30, 2007, for each of the following persons:

• each of our directors and named executive officers;

• all directors and named executive officers as a group; and

• each person who is known by us to own beneficially five percent or more of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name. Unless otherwise indicated, the address of each beneficial owner listed below is 9/F Fang Yuan Mansion, No. 56, ZhongGuanCun South Road Yi Haidian District, Beijing, People’s Republic of China. The percentage of class beneficially owned set forth below is based on 89,924,707 shares of common stock outstanding on January 30, 2007.

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Named executive officers and directors:	Number of Shares beneficially owned	Percentage of class beneficially owned (1)
He Yi *	25,800,000	28.7%
Lam Honkeung *	10,500,000	11.7%
Tian Guoliang *	0	0.0%
Fang Yu *	0	0.0%
Zhenying Sun * (2)	13,000,000	14.5%
Statelink International Group, Ltd. (2)	13,000,000	14.5%
Zeng Jing	5,760,000	6.4%
All directors and executive officers as a group (5 persons)	49,300,000	54.8%
__________________
* An officer and/or director of the Company.

(1)
Based on 89,924,707 shares outstanding. This number does not include 8,300,000 shares of common stock held by the Company that were repurchased from two former affiliates of the Company on or about February 20, 2003. These shares are presently held in the name of the Company for the benefit of the two former affiliates. As a result, the shares currently are not recorded as treasury stock in the books and records of the Company’s transfer agent. However, the Company is working with its transfer agent to reissue the shares in the proper format so that they may be properly recorded in the transfer agent’s books and records. The treatment of these shares as treasury stock by the Company does not have a material effect on the action taken herein by consent of the majority of the Company’s stockholders.

(2)
Includes 13,000,000 shares of common stock held by Statelink International Group, Ltd., of which Ms. Sun is a majority stockholder and a director. Ms. Sun is the controlling person of the Statelink International Group, Ltd. and, as such, has voting and dispositive power over the shares held by Statelink International Group, Ltd.

NOTICE TO STOCKHOLDERS OF ACTIONS
APPROVED BY CONSENTING MAJORITY STOCKHOLDERS

The following actions were approved by written consent of the Board of Directors and the consenting majority stockholders:

ACTION 1

AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK

The Company’s Board of Directors and its consenting majority stockholders have adopted and approved an amendment to increase the number of the Company’s authorized shares of common stock from 100,000,000 to 200,000,000 total authorized shares of common stock. The capital stock shall consist of 200,000,000 authorized shares of common stock, $0.001 par value per share, and no authorized shares of preferred stock (hereinafter the “Authorized Shares Amendment”). The text of the resolutions approving the amendment is attached hereto as Exhibit 1.

The Authorized Shares Amendment will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of Nevada, a form of which is attached as Exhibit A to the resolution set forth as Exhibit 1. Under Federal Securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

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As of the record date, the authorized number of shares of the Company’s capital stock consists solely of 100,000,000 shares of Common Stock, of which 98,224,707 shares are issued and 89,924,707 shares are outstanding. If we are authorized to issue 200,000,000 shares of common stock, then we will be able to issue approximately an additional 101,775,293 shares of common stock.

We have no current plans to issue any of the additional authorized but unissued shares of the common stock that will become available as a result of the filing of the Amendment. The Management of the Company believes that additional authorized shares are needed to provide the Company adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of common stock. The future issuance of additional shares of common stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement, the Company’s stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving the Company.

Before and immediately following the Authorized Shares Amendment, the number of shares of the Company’s capital stock will be as follows:

	Common Stock Issued	Authorized Common Stock	Preferred Stock Outstanding	Authorized Preferred Stock

Pre Authorized Shares Amendment	98,224,707	100,000,000	None	None authorized

Post Authorized Shares Amendment	98,224,707	200,000,000	None	None authorized

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

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EXHIBIT 1

JOINT WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
AND
THE MAJORITY STOCKHOLDERS
OF
FORLINK SOFTWARE CORPORATION, INC.
a Nevada Corporation

The undersigned, being all of the members of the Board of Directors of Forlink Software Corporation, Inc., a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by Sections 78.120, 78.315 and 78.325 of the Nevada Revised Statutes and the Corporation’s Articles of Incorporation and Bylaws, do hereby adopt the following resolutions by unanimous written consent as of January 25, 2007:

AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding shares of common stock of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of common stock of the Corporation to be increased to a total of 200,000,000 shares of common stock with a par value of $0.001 per share (this amendment is hereinafter referred to as the “Authorized Shares Amendment”);

WHEREAS, subject to and in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada Revised Statutes, it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation set a record date of January 30, 2007 (the “Record Date”) in connection with the notice required for the Authorized Shares Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the undersigned majority stockholders and the Board of Directors hereby adopt and approve the Authorized Shares Amendment;

RESOLVED FURTHER, that subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of Nevada a Certificate of Amendment to the Corporation’s Articles of Incorporation amending and restating ARTICLE FOUR in its entirety as set forth in Exhibit A attached hereto, in order to increase the number of authorized shares of the Corporation’s common stock to a total of 200,000,000 shares of common stock with a par value of $0.001 per share;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that stockholders of record on January 30, 2007 are the stockholders entitled to consent to the Certificate of Amendment and to receive notice of such action pursuant to Rule 14c-2 of the Securities Exchange Act of 1934;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that the Corporation’s Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

[Remainder of page intentionally left blank.]

This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the stockholders of this Corporation. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

MAJORITY STOCKHOLDERS:	DIRECTORS

/s/ He Yi	/s/ He Yi
He Yi	He Yi
Shares: 28,500,000 shares of common stock	Dated: January 25, 2007
Dated: January 25, 2007

/s/ Lam Honkeung	/s/ Lam Honkeung
Lam Honkeung	Lam Honkeung
Shares: 10,500,000 shares of common stock	Dated: January 25, 2007
Dated: January 25, 2007

/s/ Zeng Jing	/s/ Tian Guoliang
Zeng Jing	Guoliang Tian
Shares: 5,760,000 shares of common stock	Dated: January 25, 2007
Dated: January 25, 2007

Statelink International Group, Ltd.	s/ Fang Yu
Fang Yu
Dated: January 25, 2007

s/ Zhenying Sun	s/ Zhenying Sun
By: Zhenying Sun	Zhenying Sun
Its: Director	Dated: January 25, 2007
Shares: 13,000,000 shares of common stock
Dated: January 25, 2007

EXHIBIT A

FORM OF CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS
(PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation: FORLINK SOFTWARE CORPORATION, INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE FOUR is hereby deleted in its entirety and the following ARTICLE FOUR is substituted in lieu thereof:

“The aggregate number of shares which the Corporation shall have authority to issue is 200,000,000 shares, having a par value of $0.001 (one mill) per share. The stock shall be designated as Class "A" voting common stock and shall have the same rights and preferences. The stock of the Corporation shall be nonassessable. Fully paid stock of this Corporation shall not be liable for any further call or assessment. The total capitalization of the Corporation shall be $200,000. The shares of Class "A" common stock shall not be divided into classes and may not be issued in series.”

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 61.2%

4.  Effective date of filing (optional): ____________________

5.  Officer Signature (required): ________________________

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